EXHIBIT 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Cedric Kushner, the Chief Executive Officer of Cedric Kushner Promotions, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Cedric Kushner Promotions, Inc. and will be retained by Cedric Kushner Promotions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: May 13, 2005

                                     /s/ Cedric Kushner
                                     ----------------
                                     Name: Cedric Kushner
                                     Title: Chief Executive Officer